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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549
                              ___________________


                                    FORM 8-K



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):         SEPTEMBER 25, 1998
                                                         --------------------



                           BANK OF GRANITE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  0-15956                   56-1550545
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(State or Other Jurisdiction      (Commission              (I.R.S. Employer
      of Incorporation)           File Number)          Identification Number)


P.O. Box 128, 23 North Main Street, Granite Falls, N.C.         28630
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      (Address of Principal Executive Offices)                (Zip Code)


(Registrant's telephone number, including area code)        (828)496-2000
                                                         -------------------


                                 Not Applicable
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          (Former Name or Former Address, if changed since last report)


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Bank of Granite Corporation, Form 8-K, September 29, 1998, page 1 of 5

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                                     INDEX
                           BANK OF GRANITE CORPORATION


                                                                         Page

Item 5 - Other Events                                                       3

Item 7 - Exhibits                                                           3

Signatures                                                                  4

Exhibit 99 (a) News Release dated September 25, 1998                        5








































Bank of Granite Corporation, Form 8-K, September 29, 1998, page 2 of 5


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Item 5 - Other Events

     (a) On September 25, 1998, the Registrant announced that third quarter earnings will decline due to a before tax charge of approximately $3,140,000, amounting to $1,884,000, or 16.5 cents per share, after tax.
     The charge will result from increasing the loan loss reserves of the Registrant's banking subsidiary because of the inability of one of the banking subsidiarys borrowers to repay loans which the banking subsidiary had made for a period extending over several years. The Registrant had hoped that this borrower's business would improve and the borrower, a textile related plant, was even showing positive cash flows in mid-summer, but the cash flows proved to be short-lived.
     Depending on the realizable value of the plants assets and orders in process, the subsidiary bank may ultimately recover an undetermined amount of the loss which will be booked as a recovery in the period in which it is received.
     The Registrant expects to report its third quarter earnings on or about October 13.


     This filing, including exhibits, may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing strategies of the Company's customers, actions of government regulators, or general economic conditions.

The news of this event was released on September 25, 1998, as evidenced by Exhibit 99(a) to this Form 8-K.

Item 7 - Exhibits

  99   Additional Exhibits
    (a)  News Release dated September 25, 1998




















Bank of Granite Corporation, Form 8-K, September 29, 1998, page 3 of 5

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BANK OF GRANITE CORPORATION

          September 29, 1998            BY:  /s/ Kirby A. Tyndall
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                                            Kirby A. Tyndall
                                         Senior Vice President
                                      and Chief Financial Officer








































Bank of Granite Corporation, Form 8-K, September 29, 1998, page 4 of 5